                                                                EXHIBIT (24)(a)

                   POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board of Directors and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $3,230,000,000 (including $230,000,000 issuable pursuant to Registration Statement No. 33-65119), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey
D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     This authorization shall remain in effect from January 28, 1997 through January 31, 1999.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                              /s/ Louis V. Gerstner, Jr.
                              ----------------------------------
                              Louis V. Gerstner, Jr.
                              Chairman of the Board of Directors
                              and Chief Executive Officer

                     POWER OF ATTORNEY OF G. RICHARD THOMAN

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $3,230,000,000 (including $230,000,000 issuable pursuant to Registration Statement No. 33-65119), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr. Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     This authorization shall remain in effect from January 28, 1997 through January 31, 1999.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                               /s/ G. Richard Thoman
                              -----------------------------------
                                 G. Richard Thoman
                              Senior Vice President and
                               Chief Financial Officer

                       POWER OF ATTORNEY OF JOHN R. JOYCE

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $3,230,000,000 (including $230,000,000 issuable pursuant to Registration Statement No. 33-65119), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     This authorization shall remain in effect from January 28, 1997 through January 31, 1999.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                      /s/ John R. Joyce
                              -----------------------------------
                                        John R. Joyce
                                Vice President and Controller

                        POWER OF ATTORNEY OF IBM DIRECTOR

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $3,230,000,000 (including $230,000,000 issuable pursuant to Registration Statement No. 33-65119), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John
R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     This authorization shall remain in effect from January 28, 1997 through January 31, 1999.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                /s/ Cathleen Black
                                --------------------------
                                    Director

                         POWER OF ATTORNEY OF IBM DIRECTOR
                         ---------------------------------


     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the
    "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of
       1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $3,230,000,000 (including
    $230,000,000 issuable pursuant to Registration Statement No. 33-65119), of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants
    (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    This authorization shall remain in effect from January 28, 1997 through
                               January 31, 1999.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                  /s/ Harold Brown
                             _________________________
                                    Director

                         POWER OF ATTORNEY OF IBM DIRECTOR
                         ---------------------------------

    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the
"Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $3,230,000,000 (including $230,000,000 issuable pursuant to Registration Statement No. 33-65119), of Indebtedness, Preferred
    Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V.
Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John
       R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This authorization shall remain in effect from January 28, 1997 through January
                                  31, 1999.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                /s/ Juergen Dormann
                             _________________________
                                    Director

                         POWER OF ATTORNEY OF IBM DIRECTOR
                         ---------------------------------

    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the
"Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $3,230,000,000 (including $230,000,000 issuable pursuant to Registration Statement No. 33-65119), of Indebtedness, Preferred
   Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V.
Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John
       R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This authorization shall remain in effect from January 28, 1997 through January
                                  31, 1999.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                               /s/ Nannerl O. Keohane
                             _________________________
                                    Director

                         POWER OF ATTORNEY OF IBM DIRECTOR
                         ---------------------------------


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the
"Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $3,230,000,000 (including $230,000,000 issuable pursuant to Registration Statement No. 33-65119), of Indebtedness, Preferred
     Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V.
Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John
      R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This authorization shall remain in effect from January 28, 1997 through January
                                   31, 1999.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                               /s/ Charles F. Knight
                             _________________________
                                   Director

                         POWER OF ATTORNEY OF IBM DIRECTOR
                         ---------------------------------


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the
"Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $3,230,000,000 (including $230,000,000 issuable pursuant to Registration Statement No. 33-65119), of Indebtedness, Preferred
     Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V.
Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John
      R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

This authorization shall remain in effect from January 28, 1997 through January
                                   31, 1999.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th of January, 1997.


                                 /s/ Lucio A. Noto
                             _________________________
                                   Director

                         POWER OF ATTORNEY OF IBM DIRECTOR
                         ---------------------------------


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the
"Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $3,230,000,000 (including $230,000,000 issuable pursuant to Registration Statement No. 33-65119), of Indebtedness, Preferred
    Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V.
Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John
       R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    This authorization shall remain in effect from January 28, 1997 through
                               January 31, 1999.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                               /s/ John B. Slaughter
                             _________________________
                                   Director

                         POWER OF ATTORNEY OF IBM DIRECTOR
                         ---------------------------------


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the
"Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $3,230,000,000 (including $230,000,000 issuable pursuant to Registration Statement No. 33-65119), of Indebtedness, Preferred
     Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V.
Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John
       R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    This authorization shall remain in effect from January 28, 1997 through
                               January 31, 1999.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                                /s/ Alex Trotman
                            _________________________
                                    Director

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the
"Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $3,230,000,000 (including $230,000,000 issuable pursuant to Registration Statement No. 33-65119), of Indebtedness, Preferred
     Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V.
Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John
       R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    This authorization shall remain in effect from January 28, 1997 through
                               January 31, 1999.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th of January, 1997.


                           /s/ Lodewijk C. Van Wachem
                           _______________________________
                                  Director

                       POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the
"Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 of up to an aggregate of $3,230,000,000 (including $230,000,000 issuable pursuant to Registration Statement No. 33-65119), of Indebtedness, Preferred
     Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V.
Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John
       R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    This authorization shall remain in effect from January 28, 1997 through
                               January 31, 1999.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of January, 1997.


                              /s/ Charles M. Vest
                           _________________________
                                  Director